UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address of principal executive offices) (Zip Code)

(970) 259-0554

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2026, Rocky Mountain Chocolate Factory, Inc. (the “Company”) entered into a Business Loan Agreement (the “Loan Agreement”), a Promissory Note (the “Alpine Note”) and a Commercial Security Agreement (the “Security Agreement” and, together with the Loan Agreement and the Alpine Note, the “Loan Documents”) with Alpine Bank, a Colorado banking corporation (“Alpine Bank”), providing for a $2.0 million term loan (the “Alpine Loan”). The full amount of the Alpine Loan was funded on October 16, 2026, and the Company intends to use the proceeds for working capital.

The Alpine Loan matures on October 16, 2028. The Company is required to make monthly payments of accrued interest beginning November 16, 2026, with all outstanding principal and accrued interest due at maturity. The Alpine Loan bears interest at a variable rate equal to the JP Morgan Chase Bank prime rate plus 1.00%, subject to a floor of 6.00% per annum and a ceiling of the lesser of 24.00% per annum or the maximum rate permitted by law, and the interest rate increases to 24.00% upon an event of default. The Company may prepay the Alpine Loan at any time without penalty. In connection with the Alpine Loan, the Company paid a $20,000 loan origination fee and a $30,000 cash collateral fee to the Colorado Housing and Finance Authority (“CHFA”).

The Company’s obligations under the Alpine Loan are secured by a security interest in substantially all of the Company’s assets and personal property pursuant to the Security Agreement, and are further secured by an assignment to Alpine Bank of a deposit account of approximately $1.0 million held by CHFA at Alpine Bank.

The Loan Agreement contains customary representations, warranties and affirmative and negative covenants, including restrictions on the Company’s ability, without Alpine Bank’s consent, to incur additional indebtedness, grant liens, merge or consolidate, sell assets outside the ordinary course of business, and pay dividends, repurchase shares or make other restricted payments, as well as a requirement that the Company maintain its deposit accounts, including its primary operating account, with Alpine Bank. The Loan Documents also contain customary events of default, including, among others, payment defaults, covenant defaults, cross-defaults, insolvency events, a material adverse change in the Company’s financial condition, and any change in ownership of 25% or more of the Company’s common stock. Upon an event of default, Alpine Bank may declare all outstanding amounts immediately due and payable and exercise its other remedies under the Loan Documents.

The foregoing description of the Loan Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, the Alpine Note and the Security Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by the Company on October 6, 2026 (the “Prior 8-K”), the Company entered into a Contract to Buy and Sell Real Estate (Commercial) (the “Purchase Agreement”) and a Commercial Lease (the “Lease”) with American Heritage Legacies, LLC (“AHL”), a company controlled by the family of Allen Harper, the Company’s Interim Chief Executive Officer, providing for the sale-leaseback of the Company’s property at 265 Turner Drive, Durango, Colorado (the “Durango Property”). On October 16, 2026, the Company completed the sale of the Durango Property to AHL for $6.6 million, and the Lease commenced.

The Company used the net proceeds to repay in full approximately $6.6 million of principal and accrued interest outstanding under the Notes (as defined in the Prior 8-K), and the Company has no further obligations under the Notes.

The foregoing description of the Purchase Agreement and the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Lease, which were filed as Exhibits 10.1 and 10.2, respectively, to the Prior 8-K and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On October 19, 2026, the Company issued a press release (the “Release”) reporting its results of operations for the three months ended August 31, 2026. A copy of the Release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any other filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language included in such filing, except as expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Business Loan Agreement, dated October 16, 2026, between Rocky Mountain Chocolate Factory, Inc. and Alpine Bank.
10.2	Promissory Note, dated October 16, 2026, issued by Rocky Mountain Chocolate Factory, Inc. to Alpine Bank.*
10.3	Commercial Security Agreement, dated October 16, 2026, between Rocky Mountain Chocolate Factory, Inc. and Alpine Bank.
10.4	Contract to Buy and Sell Real Estate (Commercial), effective September 30, 2026, between Rocky Mountain Chocolate Factory, Inc. and American Heritage Legacies, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 6, 2026).
10.5	Commercial Lease, dated October 1, 2026, between American Heritage Legacies, LLC and Rocky Mountain Chocolate Factory, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 6, 2026).
99.1	Press release of Rocky Mountain Chocolate Factory, Inc., dated October 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit (indicated by [***]) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2026	ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

	By:	/s/ Carrie Cass
Carrie Cass
Chief Financial Officer

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